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                                                                 Exhibit 10.33

                                 AMENDMENT NO.2
                                       TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


     THIS AMENDMENT NO. 2, dated as of December 31,2003 (hereinafter referred to as this "Amendment"), to the Executive Employment Agreement, dated as of July 22, 2002 (as heretofore amended by Amendment No. 1 thereto, hereinafter referred to as the "Agreement"), by and among UNITED STATIONERS INC., a Delaware corporation (hereinafter, together with its successors, referred to as "Holding"), UNITED STATIONERS SUPPLY CO., an Illinois corporation (hereinafter, together with its successors, referred to as the "Company" and, together with Holding, the "Companies"), and RICHARD W. GOCHNAUER (hereinafter referred to as the "Executive"). Terms used in this Amendment but not defined herein shall have the meanings given to them in the Agreement.

     WHEREAS, the Companies and the Executive desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. In order to eliminate an erroneous reference in Appendix B to the Agreement to a nonqualified restoration plan, which was never adopted or implemented by the Companies, as one of the "current employee benefit plans" which would be available to the Executive pursuant to Section 4(h) of the Agreement, the third paragraph under the first bullet ("Pension Plan") under the first caption, "Retirement Benefits" on page one of Appendix B of the Agreement is hereby deleted in its entirety.

     2. The Executive and the Companies acknowledge and agree that neither the execution of this Amendment nor the changes to the Agreement effected hereby shall constitute Good Reason under the Agreement.

     3. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by Amendment No. 1 thereto and this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     4. This Amendment shall become effective as of the date hereof. This Amendment shall be subject to Board approval pursuant to Section 10 of the Agreement, which approval may be subsequent to the date hereof but shall not alter the effective date.

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     5. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6. This Amendment and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of law of Illinois or any other jurisdiction.


     IN WITNESS WHEREOF, the parties have executed this Amendment in one or more counterparts, each of which shall be deemed one and the same instrument, as of the day and year first written above.


                       UNITED STATIONERS INC.


                       By: /s/ Frederick B. Hegi, Jr.
                          ------------------------------------------------------
                       Name: Frederick B. Hegi, Jr.
                       Title: Chairman of the Board


                       UNITED STATIONERS SUPPLY CO.


                       By: /s/ Deidra D. Gold
                          ------------------------------------------------------
                       Name: Deidra D. Gold
                       Title: Senior Vice President, General Counsel & Secretary


                       EXECUTIVE:

                       /s/ Richard W. Gochnauer
                       ---------------------------------------------------------
                       Richard W. Gochnauer